UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliestevent reported):	May 8, 2007

Nutra Pharma Corp.

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	000-32141 (Commission File Number)	91-2021600 (IRS Employer Identification No.)

791 Park of Commerce Boulevard, Suite 300
Boca Raton, Florida 33487

(Address of principal executive offices, including zip code)

(954) 509-0911
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 8, 2007, Dr. Tanvir Khandaker resigned as a director of Nutra Pharma Corp. (Nutra Pharma Corp. is hereafter referred to as “we” or “our”). Dr. Khandaker resigned from his position as our Director to devote his time to other business interests. Dr. Khandaker’s resignation was not due to any disagreement with our operations, policies or practices.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRA PHARMA CORP.
Date: May 9, 2007	/s/ Rik J. Deitsch
Rik J. Deitsch
President, Chief Executive Officer